FIXED ASSETS (POINTER DO BRASIL S.A. [Member])	12 Months Ended
Dec. 31, 2011
POINTER DO BRASIL S.A. [Member]
FIXED ASSETS
5.	FIXED ASSETS
(Amounts presented in thousands of US Dollars)

	31st. December
	2011			2010
	Acquisition cost	Accumulated depreciation	Net	Net	Annual depreciation rate %
Computers and SW	705	(160)	545	413	20-33
Office furniture and equipment	46	(15)	31	52	20
Motor vehicles	43	(16)	27	40	20
Installed products	1,858	(210)	1,648	282	20
	2,652	(401)	2,251	787